UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


                  Date of Report: December 27, 2004
                                 -------------------


                                 HEARTLAND, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


           Maryland                     000-27045               36-4286069
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(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
Of Incorporation)                                          Identification No.)


                         3300 Fernbrook Lane, Suite 180
                           Plymouth, Minnesota, 55447
                   ------------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (866) 838-0600
                                                         ------------------

                              22 Mound Park Drive
                             Springboro, Ohio 45066
           -----------------------------------------------------------
          (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant inder any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to  Rule 425 under  the Section Act  (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule  14a-12 under the Exchange Act  (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act 17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     FORWARD-LOOKING STATEMENTS. This current report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. In addition, the Registrant (Heartland, Inc., a Maryland corporation, and its subsidiaries) may from time to time make oral forward-looking statements. Actual results are uncertain and may be impacted by many factors. In particular, certain risks and uncertainties that may impact the accuracy of the forward-looking statements with respect to revenues, expenses and operating results include without imitation; cycles of customer orders, general economic and competitive conditions and changing customer trends, technological advances and the number and timing of new product introductions, shipments of products and components from foreign suppliers, and changes in the mix of products ordered by customers. As a result, the actual results may differ materially from those projected in the forward-looking statements.

     Because of these and other factors that may affect the Registrant's operating results, past financial performance should not be considered an indicator of future performance, and investors should not use historical trends to anticipate results or trends in future periods.

     On December 30, 2004, the Registrant acquired Evans Columbus, LLC an Ohio limited liability company (hereinafter "Evans Columbus") for Three Million Five Thousand ($3,005,000) Dollars, payable Five Thousand ($5,000) Dollars, which was paid at the closing, plus six-hundred thousand (600,000) shares of common stock of the Registrant which was issued to Ron Evans, the seller at closing. Should the common stock of the Registrant shall not be trading at a minimum of Five Dollars ($5.00) per share per share twelve (12) months after the December 30, 2004 date of closing, then the seller shall be compensated for the difference in additional stock.

     Evans Columbus (www.evanscolumbusllc.com), a profitable company with annual sales of around 8 million US Dollars, was originally founded in 1955 as Columbus Steel Drum Company. The Company moved to its current facility consisting of a 70,000 square foot facility on seven and a half acres in 1982. The facilty is currently owned by Ron Evans which Evans Columbus, leases and continue to lease at $20,000 per month. The seller purchased the company from Evans Industries, Inc. of Harvey, Louisiana, a company unrelated to the seller, in 2001 and renamed it Evans Columbus, LLC.

     Evans Columbus is a quality supplier of 55 gallon steel drum packaging. Its customers are primarily Fortune 500 companies in the petro-chemical and paint indutries.

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SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVANTS

     On January 1, 2005 the Registrant moved its corporate headquarters from 22 Mound Park Drive, Springboro, Ohio, where its subsidiary Mound Technologies, Inc. is located, to 3300 Fernbrook Lane, Suite 180, Plymouth, Minnesota, 55447, an office facility specifically set up to manage the consolidated operations of the Registrant.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01

          Exhibits:

               Exhibit No.   Document Description
               -----------   ---------------------
                  10.1       Acquisition Agreement dated December 23, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 4, 2005                            Heartland, Inc.
       -------------------                         ----------------------------
                                                   (Registrant)

                                                    /s/  Trent Sommerville
                                                   ----------------------------
                                                    Trent Sommerville, CEO

                                                    /s/  Jerry Gruenbaum
                                                   ----------------------------
                                                    Jerry Gruenbaum, Secretary